Exhibit 99.5 Unaudited Interim Financial Statements of Altair Advanced Industries, Inc. 1

Altair Advanced Industries, Inc. Consolidated Condensed Balance Sheets (Unaudited) September 30, December 31, 2018 2017 ASSETS Current Assets: Cash and Cash Equivalents $ 7,573,558 $ 2,000 Accounts Receivable, Net 30,822,466 16,734,639 Allied Companies Receivable 6,658,380 8,969,707 Inventory, net 30,865,629 33,160,163 Income Taxes Receivable - 785,275 Prepaid Expenses and Other Current Assets 837,621 1,191,669 Notes Receivable, Current Portion 991,828 2,316,263 Total Current Assets 77,749,482 63,159,716 Property and Equipment, net 16,330,623 20,784,261 Notes Receivable - 479,702 Total Assets $ 94,080,105 $ 84,423,679 LIABILITIES AND STOCKHOLDER’S EQUITY Current Liabilities: Checks Issued in Excess of Bank Balance $ - $ 861,736 Accounts Payable and Accrued Liabilities 32,653,883 31,215,091 Income Taxes Payable 1,211,866 - Other Liabilities 899,194 437,285 Total Current Liabilities 34,764,943 32,514,112 Deferred Income Taxes, net 124,212 124,212 Long-term Debt, less current portion 39,714,082 39,714,082 Total Liabilities 74,603,237 72,352,406 Total Stockholder’s Equity 19,476,868 12,071,273 Total Liabilities and Stockholder’s Equity $ 94,080,105 $ 84,423,679 2

Altair Advanced Industries, Inc. Condensed Statements of Income (Unaudited) Nine Months Ended Nine Months Ended September 30, 2018 September 30, 2017 Revenue, net $ 187,142,379 $ 146,533,811 Cost of Goods Sold 107,782,310 87,944,715 Gross Profit 79,360,069 58,589,096 Selling, General and Administrative Expenses 56,857,512 44,922,016 Depreciation and Amortization 5,403,620 5,060,459 Operating Income 17,098,937 8,606,621 Interest Expense 2,391,936 2,384,729 Other Expense, net 5,304,265 5,242,962 Income before Income Taxes 9,402,736 978,930 Provision for Income Taxes 1,997,141 353,347 Net Income $ 7,405,595 $ 625,583 3

Altair Advanced Industries, Inc. Condensed Statements of Cash Flows (Unaudited) Nine Months Ended Nine Months Ended September 30, 2018 September 30, 2017 Cash Flows from Operating Activities Net Income $ 7,405,595 $ 625,583 Depreciation and Amortization 5,403,620 5,060,459 Inventory Reserve 491,258 - (Increase)/Decrease in Assets and Liabilities Accounts Receivable (11,776,500) (7,728,826) Inventory 1,803,276 4,175,626 Income Taxes Receivable/Payable 1,997,141 (2,023,520) Prepaid Expenses and Other Current Assets 354,048 1,330,732 Accounts Payable and Accrued Liabilities 1,438,792 (1,464,358) Other Liabilities 461,909 (460,380) Net Cash Provided by/(Used in) Operating Activities 7,579,139 (484,684) Cash Flows from Investing Activities Purchases of Property and Equipment (949,982) (567,896) Net Cash Used in Investing Activities (949,982) (567,896) Cash Flows from Financing Activities Net Repayment on Operating Line of Credit - (575,820) Checks Issued in Excess of Bank Balance (861,736) 272,036 Repayments of Notes Receivable 1,804,137 1,354,364 Net Cash Provided by Financing Activities 942,401 1,050,580 Net Increase/(Decrease) in Cash 7,571,558 (2,000) Beginning Cash and Cash Equivalents Balance 2,000 2,000 Ending Cash and Cash Equivalents Balance $ 7,573,558 $ — 4

Altair Advanced Industries, Inc. Notes to Unaudited Interim Financial Statements Note 1 – Operations Altair Advanced Industries, Inc. (the Company or Altair) manufactures and distributes power supplies and power related equipment to the cable and telecommunications industries under a license from Alpha Technologies, Inc. (ATI). These products provide power conditioning and emergency backup power applications to these industries. The Company sells its products in the United States as well as internationally. Note 2 – Summary of Significant Accounting Policies Cash and cash equivalents – The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Variable interest entities – The Company applies the guidance contained in Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 810-10, Variable Interest Entities. The guidance requires a qualitative approach to identifying a controlling financial interest in a variable interest entity (VIE) and requires an ongoing assessment of the primary beneficiary of the VIE based on an evaluation to determine whether an entity has: (a) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and (b) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In determining whether an entity has the power to direct the activities of the VIE that most significantly affect the VIE's performance, the guidance requires a reporting entity to assess whether it has an implicit financial responsibility to ensure that a VIE operates as designed. The guidance also requires: (a) separate presentation on the face of the statement of financial position of certain assets and liabilities of a consolidated VIE, (b) disclosure of the significant judgments and assumptions made by an enterprise in its determination as to whether or not the enterprise is the primary beneficiary of a VIE, and (c) additional expanded disclosures regarding the enterprise’s involvement with a VIE. Management evaluates the Company’s explicit and implicit variable interests to determine if they have any variable interests in VIEs. Variable interests are contractual, ownership, or other pecuniary interest in an entity whose value changes with changes in the fair value of the entity’s net assets, exclusive of variable interests. Explicit variable interests are those which directly absorb the variability of a VIE and can include contractual interests such as loans or guarantees as well as equity investments. An implicit variable interest acts the same as an explicit variable interest except it involves the absorbing of variability indirectly, such as through related-party arrangements or implicit guarantees. The analysis includes consideration of the design of the entity, its organizational structure, including decision making ability over the activities that most significantly impact the VIE’s economic performance. Generally accepted accounting principles require a reporting entity to consolidate a VIE when the reporting entity has a variable interest, or combination of variable interests, that provides it with a controlling financial interest in the VIE. The entity that consolidates a VIE is referred to as the primary beneficiary of that VIE. Refer to Note 15 for the Company’s evaluation of variable interests. 5

Altair Advanced Industries, Inc. Notes to Unaudited Interim Financial Statements Note 2 – Summary of Significant Accounting Policies (continued) Accounts receivable – Accounts receivable are generally due within 30 days and are stated at amounts due from customers, net of an allowance for doubtful accounts. Accounts outstanding longer than the contractual payment terms are considered past due. The Company determines its allowance by considering a number of factors, including the length of time trade accounts receivable are past due, the Company’s previous loss history, the customer’s current ability to pay its obligation to the Company, and the condition of the general economy and the industry as a whole. The Company writes off accounts receivable when they become uncollectible, and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The Company does not charge interest on accounts receivable. Inventories – The Company measures inventory at the lower of cost or net realizable value. Net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. The use of standard cost approximates costs determined on a first-in, first-out basis. Standard costs are developed based upon actual prices paid for product and estimates of labor and overhead for each product, and are re-evaluated on a semi-annual basis. Allowances are provided for physical obsolescence, damaged, and slow moving inventories. Property and equipment – Property and equipment are recorded at cost, with all significant acquisitions, renovations and repairs which extend the useful life of assets being capitalized. Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives ranging from three to seven years. The straight-line method of depreciation is followed for substantially all assets for financial reporting purposes, but accelerated methods are used for tax purposes. Leasehold improvements are amortized on a straight-line basis over the lesser of the term of the lease or the estimated useful life. Long-lived assets – In accordance with the Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) 360-10-35, Accounting for the Impairment or Disposal of Long-Lived Assets, the Company reviews the carrying amount of long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The determination of any impairment generally would include a comparison of the present value of expected future cash flows anticipated to be generated during the remaining life with the net carrying value of the asset. No such impairment losses were recorded by the Company for the nine months ended September 30, 2018 and 2017, respectfully. 6

Altair Advanced Industries, Inc. Notes to Unaudited Interim Financial Statements Note 2 – Summary of Significant Accounting Policies (continued) Product warranties – The Company records a liability for an estimate of costs that it expects to incur under its basic limited warranty when product revenue is recognized. Factors affecting the Company’s warranty liability include the number of units sold, historical and anticipated rates of claims, and costs per claim. The Company periodically assesses the adequacy of its warranty liability based on changes in these factors. Warranty expense is recorded based upon actual claims. Revenue recognition – Revenue is recognized at the time the earnings process is substantially complete, which is generally at the time the product is shipped. Related costs are recorded at the time revenue is recognized. Revenue recorded is presented net of sales and other taxes the Company collects on behalf of governmental authorities. Shipping and handling revenues and costs – Revenues generated from shipping and handling costs charged to customers are included in revenue and amounted to $696,992 and $945,146 for the nine months ended September 30, 2018 and 2017, respectively. Shipping and handling costs for outbound and inbound shipping charges are included in cost of goods sold and amounted to $4,416,679 and $3,063,716 for the nine months ended September 30, 2018 and 2017, respectively. Income taxes – The Company accounts for income taxes under the asset and liability method. Income taxes and related assets and liabilities are recognized for the expected future tax consequences of events that have been included in the financial statements or income tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the years in which the differences are expected to reverse. Allowances are provided for certain deferred tax assets that are not expected to be realized. The Company accounts for uncertainty in income taxes according to the provisions of ASC 740-10, Income Taxes. The Company recognizes the tax benefit from uncertain tax positions only if it is more likely than not that the tax positions will be sustained on examination by the tax authorities, based on the technical merits of the position. The tax benefit is measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company adheres to the revised standards under FASB Accounting Standards Update No. 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes. Under this standard, a classified statement of financial position, an entity shall classify deferred tax liabilities and assets as noncurrent amounts. In accordance with ASU 2015-07, the Company has classified all deferred tax amounts as noncurrent. 7

Altair Advanced Industries, Inc. Notes to Unaudited Interim Financial Statements Note 2 – Summary of Significant Accounting Policies (continued) Use of estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for doubtful accounts, inventory reserves, product liability warranty, and sales incentives. Recent accounting pronouncements – In February 2016, the FASB issued Accounting Standards Update (ASU) 2016-02, Leases, which provides new guidelines that change the accounting for leasing arrangements. ASU 2016-02 primarily changes the accounting for lessees, requiring lessees to record assets and liabilities on the balance sheet for most leases. This standard is effective for nonpublic entities for annual reporting periods beginning on or after December 15, 2019, and interim reporting periods within annual reporting periods beginning after December 15, 2020. The Company is currently evaluating the impact of the standard on the financial statements. In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, which is a comprehensive new revenue recognition standard. The new standard allows for a full retrospective approach to transition or a modified retrospective approach. This guidance is effective for nonpublic entities for annual reporting periods beginning on or after December 15, 2018, and interim reporting periods within annual reporting periods beginning after December 15, 2019. The Company is still in the process of evaluating the impact of the standard on the financial statements but does not anticipate it to be material. Reclassifications- Certain amounts reported in the prior year have been reclassified to conform to the current period’s presentation. Subsequent events – Subsequent events are events or transactions that occur after the balance sheet date but before financial statements are available to be issued. The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing the financial statements. The Company’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet date and before financial statements are available to be issued. On October 29, 2018, the Company and certain related parties entered into a share purchase agreement (“the Agreement”) with Enersys in which EnerSys acquired certain assets and assumed certain liabilities of Altair in accordance with the terms and conditions of the Agreement. 8

Altair Advanced Industries, Inc. Notes to Unaudited Interim Financial Statements Note 2 – Summary of Significant Accounting Policies (continued) The Company has evaluated subsequent events through February 22, 2019, which is the date the financial statements were available to be issued. Note 3 – Allied Company Transactions The Company is a member of the Alpha Group (Allied Companies), an alliance of independent companies to develop and manufacture power solutions. The Company has a licensing agreement with ATI (an Allied Company), its wholly-owned subsidiaries and other parties related to ATI through common ownership, to manufacture and sell power supplies and power related equipment. ATI provides sales, marketing, engineering, accounting, and general management support to the Company. For the nine months ended September 30, 2018 and 2017 respectively, the Company had management fee agreements with ATI as follows: January 1, 2018 January 1, 2017 through through September 30, September 30, 2018 2017 Accounting and general management support fees 3% 3% Engineering support fees 10% 10% Sales and marketing support fees 8% 8% a – Percentage based on the Company’s gross sales less any sales to Allied Companies b – Percentage based on the sales value of ATI units produced and sold by the Company, less any sales to Allied Companies The management fee agreements continue for successive yearly terms. Either party may terminate the agreements at any time upon 90 days’ written notice. Termination of the agreements could have a material adverse effect on the Company’s business. Additionally, the Company has commission and fee arrangements attributable to product sales with third party manufacturing representative firms. Manufacturing representatives earn commissions ranging from 0.5% to 10.0% on sales of products in their territories which are payable to the representatives upon the receipt of cash for the sale. The Company contracts with ATI to administer its commission program for the third party manufacturing representative firms. The Company’s commission arrangement with ATI requires commissions of up to 1.0% be paid on domestic sales. 9

Altair Advanced Industries, Inc. Notes to Unaudited Interim Financial Statements Note 3 – Allied Company Transactions (continued) Transactions and balances with Allied Companies as of and for the nine months ended September 30, 2018 and 2017, were as follows and are included in the respective balances on the Company’s Condensed Balance Sheet (Unaudited) and Condensed Statements of Income (Unaudited): September 30, 2018 2017 Sales $ 24,209,037 $ 22,640,690 Material purchases 39,809,304 32,253,124 Management fees - selling, general and administrative expense 33,178,845 25,182,634 Commission expense 6,561,561 5,303,171 Other income 337,227 581,212 Accounts receivable 6,658,380 8,387,827 Notes receivable 991,828 3,273,691 Accounts payable and accrued expenses 4,364,048 545,421 Commissions payable 2,261,679 691,485 Note 4 – Accounts Receivable Receivables consist of the following as of September 30, 2018: 2018 Accounts receivable $ 31,255,472 Less allowance for doubtful accounts (433,006) Accounts receivable, net $ 30,822,466 Note 5 – Inventory Inventory consist of the following as of September 30, 2018: 2018 Raw materials $ 22,824,142 Finished goods 10,965,420 33,789,562 Inventory reserves (2,923,933) Inventory, net $ 30,865,629 10

Altair Advanced Industries, Inc. Notes to Unaudited Interim Financial Statements Note 6 – Property and Equipment Property and equipment, net consist of the following as of September 30, 2018: 2018 Aircraft $ 50,180,121 Machinery and equipment 10,386,160 Office furniture and equipment 1,022,516 Leasehold improvements 1,851,960 63,440,757 Accumulated depreciation and amortization (47,110,134) Property and Equipment, net $ 16,330,623 Note 7 – Notes Receivable Notes Receivable consists of the following at September 30, 2018: 2018 Allied Party: Interest bearing note receivable from Outback Power Technologies, Inc., a wholly-owned subsidiary of Alpha Technologies Services, Inc., with monthly payments due from the borrower of $201,351, which include principal and interest, which is accrued at 6% per annum. The note matures in February 2019. $ 991,828 Third Party: Non-interest bearing note receivable from CE+T America, Inc. (related party to ATI), annual installment requirements are calculated based on the financial performance of CE+T America, Inc., as defined in the terms of the agreement. — Total notes receivable 991,828 Less notes receivable - current portion 991,828 Long-term portion $ — Interest income earned on the related-party notes receivable was $82,274 for the nine months ended September 30, 2018. Interest receivable, net of the applicable reserve, on the related-party note receivable as of September 30, 2018, was $0. 11

Altair Advanced Industries, Inc. Notes to Unaudited Interim Financial Statements Note 8 – Accounts Payable and Accrued Liabilities Accounts payable and accrued liabilities to Non-Allied Companies consist of the following as of September 30, 2018: 2018 Accounts Payable $ 22,875,744 Product warranty liability 2,075,000 Other accrued liabilities 6,640,097 Accrued related party commissions 1,063,042 Accounts Payable and Accrued Liabilities $ 32,653,883 The changes in the Company’s product warranty liability are as follows for the nine months ended September 30, 2018: 2018 Estimated liability, beginning of year $ 2,075,000 Estimated expense for warranties issued 545,168 Warranty claims (545,168) Estimated liability, end of period $ 2,075,000 Note 9 – Operating Line of Credit The Company has a revolving line of credit agreement with a bank. Under the agreement, the Company may borrow up to $15,000,000, with advances collateralized by the Company’s accounts receivable, inventories, and equipment, as well as a commercial guarantee provided by the Company’s stockholder, and subordination agreements from Alphatec, Ltd. – Cyprus and Advanced Aviation, related to the notes outstanding at year end (Note 10). The revolving line of credit bears interest at BBA LIBOR daily floating rate (2.17% as of September 30, 2018) plus 1.50% and matures January 31, 2019. The outstanding balance on this revolving line of credit was $-0- as of September 30, 2018. The revolving line of credit is subject to certain financial measurement covenants. 12

Altair Advanced Industries, Inc. Notes to Unaudited Interim Financial Statements Note 10 – Long-Term Debt Long-term debt consists of the following as of September 30: 2018 Note payable to Alphatec, Ltd. – Cyprus (related party to ATI); payments of accrued interest at a rate of 8.5% due annually; principal and remaining accrued interest due December 31, 2019. The note $ 24,714,082 Note payable to Alphatec, Ltd. – Cyprus (related party to ATI); payments of accrued interest at a rate of 10% due annually; principal and remaining accrued interest due December 31, 2019. The note 10,000,000 Note payable to Advanced Aviation (related party to ATI); payments of accrued interest at a rate of 6.5%, due annually; principal and remaining accrued interest due June 30, 2019. The note is unsecured. 5,000,000 Long-Term Debt, less current portion $ 39,714,082 Aggregate maturities of long-term debt are as follows: Year ending December 31, 2018 $ — 2019 39,714,082 $ 39,714,082 Note 11 – Related-Party Transactions The Company is related to Altair Energy, Inc. through common ownership. During the nine months ended September 30, 2018 and 2017, the Company purchased $959,216 and $428,620, respectively, of inventories from Altair Energy, Inc. The Company had a payable balance due to Altair Energy, Inc. of $927,946 as of September 30, 2018. GB DSC, Inc. was formed during 2012 and is related to the Company through common ownership. GB DSC, Inc. is a Domestic Sales Corporation responsible for facilitating certain aspects of the Company’s foreign sales activities. The Company incurred a commission expense to GB DSC, Inc. of $1,063,042 13

Altair Advanced Industries, Inc. Notes to Unaudited Interim Financial Statements Note 11 – Related-Party Transactions (continued) and $847,331 for the nine months ended September 30, 2018 and 2017, respectively. The Company had accrued commissions payable to GB DSC, Inc. of $1,063,042 as of September 30, 2018. Argus DSC, Inc., a wholly-owned subsidiary of Argus Technologies, Inc., was formed during 2014 and is related to the Company through common ownership. Argus DSC, Inc. is a Domestic Sales Corporation responsible for facilitating certain aspects of the Company’s foreign sales activities. The Company incurred no expenses with the wholly-owned subsidiary for the nine months ended September 30, 2018. The Company incurred $280 of purchases to Argus DSC, Inc. for the nine months ended September 30, 2017. The Company is related to Bravo Electric Vehicles through common ownership. The Company had a payable balance to Bravo Electric Vehicles of $12,583 as of September 30, 2018. See Note 12 for related- party operating leases obligations. Note 12 – Commitments and Contingencies Operating lease obligations – The Company conducts its operations in facilities leased from both related and third parties. The leases are treated as operating leases and expire at various dates. Total rent expense under operating leases amounted to $721,413 and $646,000, including $612,713 and $377,437 paid to a related party each year, for the nine months ended September 30, 2018 and 2017, respectively. The Company sub-leases a portion of its facilities and had rental income that amounted to $175,380 and $175,380 for the nine months ended September 30, 2018 and 2017, respectively. Medical plan – The Company is self-insured for medical coverage of employees through a third party administrator. Stop-loss insurance is carried by the Company, which assumes liability for claims between $125,000 and $1,000,000 per individual or on an aggregate basis based on the monthly employee population included within the plan. As of September 30, 2018, the Company accrued $107,645 for the self-insured medical insurance. Self-insured medical claims paid by the Company during the nine months ended September 30, 2018 and 2017 amounted to $1,893,990 and $1,313,780, respectively, net of recoveries. Loan commitment – Under the terms of the revolving note receivable agreement between the Company and Argus Technologies, Inc., as stated in Note 16, the Company has committed to fund up to $6 million through June 28, 2019 to Argus Technologies, Inc. At September 30, 2018 the unused portion of the revolving note receivable agreement was $-. 14

Altair Advanced Industries, Inc. Notes to Unaudited Interim Financial Statements Note 13 – Employee Benefit Plan Effective October 1, 2015, the Company merged its salary 401(k) deferral retirement plan (the Plan) with Alpha Group 401(k) Profit Sharing Plan and Trust, a multi-employer plan. The Company contributions to the Plan and to the Alpha Group 401(k) Profit Sharing Plan totaled $153,172 and $142,198 for the nine months ended September 30, 2018 and 2017, respectively. Note 14 – Concentration of Risk Export sales to customers outside the United States from domestic operations totaled 12% and 10% of total sales each year for the nine months ended September 30, 2018 and 2017, respectively. The Company sells a majority of its products to multi-system cable television operators (MSO) in the United States. The top ten MSOs accounted for 68% and 65% of total sales for the nine months ended September 30, 2018 and 2017, respectively. As of September 30, 2018, receivables outstanding from ten MSOs aggregated to a concentration of credit totaling approximately $24,954,168. Approximately 31% and 44% of the Company’s purchases were from suppliers greater than 10% of total purchases in the nine months ended September 30, 2018 and 2017, respectively. The loss of a significant supplier should not adversely affect the Company’s business, since such components and products are generally available from alternate sources. The Company maintains cash balances in financial institutions participating in the Federal Deposit Insurance Corporation (FDIC) program. As of September 30, 2018, the Company has cash deposits at financial institutions in excess of FDIC insured limits. However, as the Company places these deposits with major financial institutions and monitors the financial condition of these institutions, management believes the risk of loss to be minimal. Note 15 – Variable Interest Entities The Company holds a variable interest in Argus Technologies, Inc. and its subsidiary, Argus DSC, Inc. (Argus). Argus is considered a variable interest entity (VIE) due to a lack of sufficient at-risk equity. The Company has determined it is not the primary beneficiary of Argus because the Company does not have the power to direct the activities most significant to the VIE’s economic performance and does not have an obligation to absorb losses of the VIE or the right to receive benefits of the VIE. The Company considers the stockholder of Argus to be the primary beneficiary. Accordingly, the Company has not consolidated Argus. Argus is a related party through common ownership. The Company, while not contractually obligated to do so, provided financial support to this related entity through a revolving note receivable, with a maximum principal of $6,000,000. The note requires interest at 5% with a maturity date of June 28, 2019. 15

Altair Advanced Industries, Inc. Notes to Unaudited Interim Financial Statements Note 15 – Variable Interest Entities (continued) The Company’s maximum exposure to loss is generally measured as its net receivable due from the VIE. The principal balance of the note receivable was $- as of September 30, 2018. Additionally, outstanding accrued interest related to the note receivable amounted to $- as of September 30, 2018. During the nine months ended September 30, 2017, accrued interest was $82,274. During the nine months ended September 30, 2018, accrued interest on the note was deemed uncollectible and the allowance for bad debt was increased by $82,274 to fully reserve against the note. The note and related accrued interest were written off during the nine months ended September 30, 2018. The following is a summary of Argus’ unaudited financial information as of September 30, 2018 and for the nine months ended, September 30, 2018 and September 30, 2017 respectively: September 30, Balance Sheet 2018 Assets $ 418,828 Liabilities 8,546,723 Accumulated deficit $ (8,127,895) September 30, 2018 2017 Statements of Income Revenue $ 60,384 $ — Expenses 232,913 224,042 Net loss $ (172,529) $ (224,042) 16